Please file this Prospectus Supplement with your records.



                    STRONG DISCOVERY FUND II

         Supplement to the Prospectus dated May 1, 1996


PORTFOLIO MANAGERS

On or about August 31, 1996, Mr. Charles A. Paquelet joined Mr.
Richard S. Strong as a co-portfolio manager of the Strong
Discovery Fund II. Mr. Strong has managed the Fund since its inception in May 1992.

Mr. Paquelet joined Strong Capital Management, Inc., the Fund's investment advisor, as a securities analyst in 1988 from the B.F. Goodrich Company, where he began his career as a financial analyst earlier in 1987. Since 1990, he has been a portfolio manager of separate accounts for individual and institutional investors. Mr. Paquelet was awarded his M.B.A. in 1989 from Indiana University. He received his bachelor's degree in finance in 1987 from Case Western Reserve University. Mr. Paquelet is a Chartered Financial Analyst. Mr. Paquelet served as the portfolio manager of the Strong Small Cap Fund from December 1995 until August 1996.

PORTFOLIO TURNOVER

For the past three years of investment experience (1993, 1994, and 1995), the Fund has been engaging in substantial short-term trading which has caused the average annual turnover rate to be above 700% (see page
11 regarding portfolio turnover). THESE PRACTICES MAY BE DEEMED SPECULATIVE AND MAY CAUSE THE FUND'S NET ASSET VALUE TO BE MORE
VOLATILE THAN THE NET ASSET VALUE OF A FUND THAT DOES NOT ENGAGE IN THESE ACTIVITIES. In the Advisor's opinion, however, the Fund's turnover rate is appropriate in light of the Fund's disclosed investment objective and policies, applicable regulatory requirements (which may, in some cases, cause the Fund's portfolio turnover rate to be artificially increased) and the Advisor's active management style. This paragraph supplements the information entitled "Investment Objective and Policies" on page 4 of the Fund's prospectus.

The following information is required to be disclosed by the California Department of Insurance due to the significantly high turnover rate of the Fund: For 1993, 1994, and 1995, the percentage of brokerage commissions paid by the Fund to net asset value were 2.24%, 1.55%, and 1.47%, respectively. THE BROKERAGE COMMISSIONS ARE NOT INCLUDED IN THE PORTFOLIO ANNUAL EXPENSES DISCLOSED UNDER THE INFORMATION CONCERNING FEES AND CHARGES.

Brokerage commissions are not included as an expense of the Fund because, as is the case with all SEC-registered mutual funds, the SEC's formula for calculating the portfolio annual expenses excludes brokerage commissions. Rather, under current accounting treatment, brokerage commissions increase the cost basis of a purchased security or reduce the proceeds received from the sale of a security and are not accounted for as an "expense" of the Fund. This paragraph and the preceding paragraph supplement the information entitled "Implementation of Policies and Risks - Portfolio Turnover" on page 11 of the Fund's prospectus.

  The date of this Prospectus Supplement is November 15, 1996.